Stockholders' Equity:	12 Months Ended
Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity:
(17)	Stockholders' Equity:

The Company's sources of income and funds for dividends to its stockholders are earnings on its investments and dividends from the Bank. The Bank's primary regulator, the OCC, has regulations that impose certain restrictions on payment of dividends to the Corporation. Current regulations of the OCC allow the Bank (based upon its current capital level and supervisory status assigned by the OCC) to pay a dividend of up to 100% of net income to date during the calendar year plus the retained income for the preceding two years. Due to the presence of a Memorandum of Understanding and Agreement between the Company and the OCC and the Federal Reserve Bank, we must seek approval from Federal Reserve Bank prior to declaring future cash common stock dividends and seek approval from the OCC prior to the payment of a cash dividend from the Bank to the Corporation.

Federal Reserve regulations also place restrictions after the conversion on the Company with respect to repurchases of its common stock. With prior notice to the Federal Reserve, the Company is allowed to repurchase its outstanding shares. In August 2006, under the supervision of the OTS, the Company announced that it replaced a previously announced stock buyback plan with a new plan to purchase up to 125,000 shares of common stock over the next two years. Under the plan that expired September 30, 2008, the Company purchased 106,647 shares of common stock at an average price of $15.36 per share. As discussed below, the Company's participation in the United States Treasury Capital Purchase Program prevents it from purchasing additional treasury stock for a period of three years ending December 12, 2011 without first redeeming all of the Treasury's investment. The Company reissued 112,639 shares of Treasury Stock as part of the stock offering discussed below. At December 31, 2011, the Company holds 402,916 shares of treasury stock at an average price of $12.60 per share.

On December 12, 2008, HopFed Bancorp issued 18,400 shares of preferred stock to the United States Treasury (Treasury) for $18,400,000 pursuant to the Capital Purchase Program. The Company issued 243,816 common stock warrants to the Treasury as a condition to its participation in the Capital Purchase Program. The warrants had an exercise price of $11.32 each and were immediately exercisable. The warrants expire ten years from the date of issuance. The preferred stock has no stated maturity and is non-voting, other than having class voting rights on certain matters, and pays cumulative dividends quarterly at a rate of 5% per year for the first five years and 9% thereafter. As a result of a 2% stock dividend paid to shareholders of record at September 30, 2010, total warrants issued was adjusted to 248,692 and the warrant strike price was adjusted to $11.098. As a result of a 2% stock dividend paid to shareholders of record at October 3, 2011, total warrants issued was adjusted to 253,666 and the warrant strike price was adjusted to $10.88.

In June and July of 2010, the Company sold a total of 3,583,334 shares of common stock in a public offering with net proceeds of $30.4 million. In June 1010, the Company invested $10.0 million into the Bank.

On September 16, 2010, and September 21, 2011, respectively, the Company declared a 2% stock dividend payable to shareholders of record on September 30, 2010 and October 3, 2011. The stock dividend was paid on October 18, 2010, and October 18, 2011, resulting in the issuance of 143,458 shares of common stock in October of 2010 and 146,485 share of common stock in October 2011. As discussed earlier, both the price and amount of all outstanding options and common stock warrants were adjusted accordingly.

Based on the binomial method, the common stock warrants have been assigned a value of $2.28 per warrant, or $555,900. As a result, the value of the warrants has been recorded as a discount on the preferred stock and will be accreted as a reduction in net income available for common shareholders over the next five years at $111,800 per year. For the purposes of these calculations, the fair value of the common stock warrants was estimated using the following assumptions:

• Risk free rate	2.60%
• Expected life of warrants	10 years
• Expected dividend yield	3.50%
• Expected volatility	26.5%
• Weighted average fair value	$2.28

The Company's computation of expected volatility is based on the weekly historical volatility. The risk free rate was the approximate rate of the ten year treasury at the end of November 2008.

By participating in the Capital Purchase Program, the Company agreed to not increase its dividend paid to common shareholders for a period of three years without prior approval of the United States Treasury. If the Company fails to make all dividend payments due to preferred shareholders, the Company is prohibited from paying any dividend to common shareholders. In addition, the United States Treasury placed certain restrictions on the amount and type of compensation that can be paid to certain senior level executives of the Company. Furthermore, the United States Treasury may, at its sole discretion, change the terms and conditions of the Capital Purchase Programs.

The Company must have the written approval of the Treasury to redeem the shares prior to December 12, 2011, except with the proceeds from a qualified equity offering. Upon receipt of the proceeds from the Treasury, the Company immediately invested $14.0 million in capital into the Bank.